EXHIBIT 10.26

                             MASTER LEASE AGREEMENT

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                  LESSEE                                    LESSOR
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DW LEASING COMPANY, LLC                              OLD NATIONAL BANK
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502 Crossover Road                                   401 Washington Street
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Tupelo, Mississippi 38801                            Covington, Indiana 47932

This Master Lease Agreement, made this 17th day of May, 2000 by and between OLD NATIONAL BANK (the "Lessor") and DW LEASING COMPANY, LLC (the "Lessee").

1. LEASE AGREEMENT. Lessor hereby leases to Lessee, and Lessee hereby rents from Lessor, all the machinery, equipment and other personal property (individually "Item of Equipment" and collectively "Equipment") described in Equipment Lease Schedules which are or may from time to time hereafter be executed by Lessor and Lessee and attached hereto or incorporated herein by reference ("Schedules") upon the terms and conditions set forth in this Master Lease Agreement, as supplemented, as regards each Item of Equipment, by the terms and conditions set forth in the Schedule identifying that Item of Equipment. The invalidation, fulfillment, waiver, termination, or other disposition of any rights or obligations of either the Lessee or Lessor, or both of them, arising from the execution of this Master Lease Agreement in conjunction with any one Schedule shall not affect the status of the rights and/or obligations with either or both of those parties arising from the execution of this Lease in conjunction with any other Schedule, provided that the Lessee has not defaulted under the terms and conditions of this Master Lease Agreement or any Schedule. In the event of such default by Lessee, Lessor may declare this Master Lease Agreement and any Schedule to be in default hereunder and the Lessor may proceed with its remedies against the Lessee in accordance with Paragraph 28 herein, with respect to any one Schedule or any of the Schedules or all Schedules. An executed counterpart of this Master Lease Agreement (including any insurance Schedules, supplements, amendments, addenda or riders thereto) or a photocopy thereof together with an executed original of any numbered Schedule marked "Lessor," shall constitute a separate and enforceable lease (herein, the "Lease"). All other executed counterparts of such numbered Schedule shall be marked and considered a "Duplicate." To the extent this Lease constitutes chattel paper, as that term is defined in the Uniform Commercial Code under applicable law no security interest in the Lease may be created through the transfer of possession of any counterpart other than the Lessor copy of each numbered Schedule.

2. TERM. The obligations under this Lease commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance of each and every term, condition, and covenant set forth in this Lease and any extensions hereof. The rental term for Equipment listed in each Schedule shall commence on the date indicated on such Schedule and shall terminate on the last day of the term stated in such Schedule. Any interim rental shall also be set forth in any such Schedule as appropriate. This Lease shall be effective and in full force and effect for such period of time as any Schedule shall remain outstanding and effective according to the terms forth in each Schedule. In the event of a lapse of time when no Schedules are applicable or outstanding, this Lease shall again become effective upon the execution of a new and effective Schedule without any further execution of this instrument. The term of this Lease as set forth in this paragraph and in the applicable Schedule(s) shall hereinafter be referred to as the "Lease Term".

3. RENT. The rent including interim rental payments, for the Items of Equipment described in each Schedule shall be the amount stated in such Schedule. Rent is an absolute obligation of Lessee due upon the inception of each rental or interim rental term and payable as specified in each particular Schedule irrespective of any claims, demands, set-offs, actions, suits, or proceedings that Lessee may have or asset against Lessor or any supplier of Equipment. Rent and interim rent (collectively the "Rent" herein) shall be payable to Lessor at its office, as set forth above, or at such other place as Lessor or its assigns may designate in writing to Lessee from time to time. The term "Rent" shall include any and all references to Rent, rental, rents, interim rent, and interim rental in the Lease, any Schedules and attachments.

4. DELINQUENT RENT PENALTY. Each Rent installment or other amount due hereunder not paid within ten (10) days of when due shall be payable with a service charge and penalty equal to five percent (5%) of the Rent installment due but shall at all times be no less than $25.00 per Schedule for each delinquent Rent installment. Such delinquent Rent service charge and penalty shall be payable upon demand and shall accrue at said rate whether or not judgment hereon has been entered.

5. ADDITIONAL SCHEDULE FEE. For every additional Schedule of Leased Equipment used in connection with this Lease, Lessee may be charged a Forty Dollar ($40.00) Additional Schedule Fee in addition to any other Rent, service charges or other penalties.

6. DELIVERY AND INSTALLATION. Lessee will select the type, quantity, and supplier of each Item of Equipment, and in reliance thereon, such Equipment will then be ordered by Lessor from such supplier, or Lessor may at its option elect to accept from Lessee an assignment of any existing purchase order. Lessor shall not be liable for loss or damage occasioned by any cause, circumstance or event of whatsoever nature, including but not limited to, failure of or delay in delivery, delivery to wrong location, delivery of improper equipment or property other am the Equipment, damage to the Equipment, governmental regulations, strikes, embargoes or other causes, circumstances or events whether of a like or unlike nature. Lessee, at its expense, will pay all transportation, packing, installation, testing, and other incidental charges in connection with the delivery, installation, and use of each Item of Equipment. In the event that the cost of any Item of Equipment differs from the price set forth in the applicable purchase order, the Rent shall be changed accordingly to fully reflect any such difference.

7. WARRANTY OF LESSOR'S TITLE AND LESSEE'S QUIET POSSESSION. Lessor warrants and covenants that so long as Lessee faithfully performs this Lease, Lessee, subject to the disclaimer of warranties set forth immediately below, may quietly possess and use the Equipment without interference by the Lessor, or by any other party claiming by or through the Lessor.

8. DISCLAIMER OF WARRANTIES. THE LESSEE ACKNOWLEDGES AND AGREES THAT THE EQUIPMENT WAS SELECTED BY AND IS ACCEPTABLE TO THE LESSEE, AND THAT THE EQUIPMENT, AND EACH PART THEREOF, IS MERCHANTABLE AND FIT FOR ITS ORDINARY PURPOSE AS WELL AS SUITABLE AND FIT FOR ITS PARTICULAR PURPOSE, INCLUDING BUT NOT LIMITED TO SIZE, DESIGN, CAPACITY, KIND, QUALITY, TYPE, CAPACITY AND MANUFACTURE.

LESSOR, NOT BEING THE MANUFACTURER, OR THE AGENT OF THE MANUFACTURER, MAKES NO WARRANTY, REPRESENTATION OR COVENANT, EXPRESS OR IMPLIED AS TO ANY MATTER WHATEVER4 INCLUDING BUT NOT LIMITED TO: THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE THE DESIGN OR CONDITION OF THE EQUIPMENT, THE QUALITY OR CAPACITY OF THE EQUIPMENT, THE WORKMANSHIP IN THE EQUIPMENT, COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENT OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO, PATENT INFRINGEMENT, OR LATENT DEFECTS OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT WHATSOEVER OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR CHARACTER AND LESSOR SHALL NOT BE OBLIGATED OR LIABLE FOR ACTUAL, INCIDENTAL, CONSEQUENTIAL OR OTHER DAMAGES OF ORTO LESSEE OR ANY OTHER PERSON OR ENTITY ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE EQUIPMENT OR THE MAINTENANCE THEREOF. Lessee accordingly agrees not to assert any claim whatsoever against Lessor based upon warranty. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for any direct, indirect, consequential, incidental or special damages or loss of any classification, including, without limitation, any lost profits. Lessee shall look solely to the manufacturer, seller, and/or supplier for any and all claims related to the Equipment. Lessor shall have no obligation to install, erect, test, inspect, adjust, service, or maintain the Equipment. LESSEE LEASES THE EQUIPMENT "AS IS", "WITH ALL FAULTS". NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY THE RENT UNDER THIS LEASE SHALL BE AND ARE ABSOLUTE AND UNCONDITIONAL. Lessor hereby acknowledges that the warranties of the manufacturer of the Equipment, if any, are for the benefit of both Lessor and Lessee, but that Lessee shall be subrogated to Lessor's claims, if any, against the manufacturer or supplier of the Equipment for breach of any warranty or representation, if any, and, upon written request from Lessee, Lessor shall take all reasonable action requested by Lessee to enforce any such warranty issued on or applicable to any of the Equipment which is or may be enforceable by Lessor in its own name, provided, however, that (a) Lessee is not in default under this Lease and (b) Lessor shall not be obligated to resort to litigation, mediation, arbitration or any other form of alternative dispute resolution to enforce any such warranty unless Lessee shall pay all expenses, reasonable attorneys' and paralegal fees and costs in connection therewith. All proceeds of any such warranty recovery from the manufacturer or supplier of the Equipment shall first be used to reimburse Lessor for any fees, costs and expenses incurred as aforesaid, if any, and then, to repair the affected Equipment.

9. TITLE OF EQUIPMENT. Title to each Item of Equipment leased hereunder shall remain with the Lessor at all times. Lessee shall have no right, title, or interest in or to the Equipment except as expressly set forth herein. Each Item of Equipment shall remain personal property, notwithstanding the manner in which it may be fixed to any real property. Lessee shall obtain and cause to be recorded, where appropriate, at its own expense, from each landlord, owner, mortgagee, or any person having an encumbrance or lien upon the real property where any Item of Equipment is located, a waiver of any lien, encumbrance, or interest which such person might have or hereafter obtain or claim with respect to any Item of Equipment. Lessee, at its expense, will protect and defend Lessor's title to the Equipment and will otherwise take all action required to keep the Equipment free and clear of all claims, levies, liens, and encumbrances. Lessor assumes no liability and makes no representation as to the treatment by Lessee of this Lease, the Equipment or the Rent for financial statement or tax purposes.

10. MARKING OF EQUIPMENT. Lessor shall have the right to mark each Item of Equipment in a distinct and conspicuous manner with the name of the Lessor followed by the words "Owner and Lessor" or other appropriate words designated by Lessor. Lessee shall not alter, deface, or remove any of Lessor's ownership identification plates or markings on any Item of Equipment and, upon Lessor's request, Lessee shall affix or re-affix such identification.

11. LESSOR'S RIGHT OF INSPECTION. Lessor, or its authorized agents, shall have the right during normal business hours to enter upon the premises where any Item of Equipment is located (to the extent Lessee can permit) for the purpose of inspection.

12. USE AND LOCATION OF EQUIPMENT. Each Item of Equipment shall be delivered to the location specified in the Schedule relating thereto. Lessee must use the Equipment in a careful and proper manner in conformity with (i) all statutes and regulations of each governmental authority having jurisdiction over the Lessee and/or the Equipment and its use, (ii) all policies of insurance relating to the Equipment and/or its use and, (iii) all manufacturer's guidelines, suggested operating procedures and maintenance schedules. In addition, Lessee shall not
(i) use any Item of Equipment in any manner that would impair the applicability of manufacturer's warranties or render any Item of Equipment unfit for its originally intended use; nor (ii) permit anyone other than authorized and competent personnel to operate any Item of Equipment. Lessee will use or permit the use of the Equipment only for lawful purposes and only within the continental limits of the United States, and in no event shall the Equipment be used in violation of any federal, state, or municipal statutes, laws, ordinances, rules or regulations applicable to the operation of the Equipment and Lessee will indemnify and hold Lessor harmless from any and all fines, forfeitures or penalties for traffic violations, for the violation of any statute, law, ordinance, rule or regulation of any duly constituted public authority. Lessee shall be liable to Lessor for the loss of the Equipment caused by the confiscation thereof by any public authority, by reason of illegal use thereof by the Lessee, its agents, servants or employees or any other person. Lessee shall also be liable to Lessor for loss of the Equipment resulting from conversion or larceny.

13. ALTERATIONS. Without the prior written consent of Lessor, Lessee shall not make any alterations, modifications, or attachments to the Equipment. All alterations, modifications, and attachments of whatsoever kind or nature made to any Item of Equipment must be removed without damaging the functional capabilities or economic value of the affected Item of Equipment upon the termination of the Lease. Under no circumstances shall any such alteration, modification, or attachment be encumbered by Lessee or result in the creation of a mechanic's or materialman's lien, excepting as may arise by operation of law pending payment with ordinary business terms.

14. MAINTENANCE AND REPAIRS. Lessee, at its own expense, shall maintain, operate, repair, and make all modifications to each Item of Equipment in a manner consistent with Lessee's general practice and in accordance with good practice, manufacturer's warranty requirements and specifications, and Lessee's established operation, maintenance, and repair programs so as to keep each Item of Equipment in good working order, and so as to comply with all applicable laws or applicable governmental actions and so as not to incur liability (whether or not there is a lack of compliance) under any environmental law or otherwise account for any release of, or exposure to, any hazardous material. Lessor shall not be required to maintain, repair, or replace any Item of Equipment or part thereto and Lessee hereby waives the right, however arising, to (i) require Lessor to maintain, repair, or replace any Item of Equipment or part thereto, or
(ii) make repairs at the expense of the Lessor pursuant to any applicable law at any time in effect. During any inspection under Paragraph 11 or for any purpose, Lessor has the right to review Lessee's established operating procedures to assure compliance with this section. Immediately upon installation, title to replacements parts shall pass to Lessor, and be deemed part of the Equipment.

15. STANDARDS FOR MAINTENANCE. The Lessee shall be responsible for the maintenance, servicing and repair of the Equipment in accordance with the manufacturer's recommendations and it is necessary to maintain the Equipment in conformity with the standards of wear and use as set forth herein. Lessor is not responsible for any maintenance or servicing of any kind whatsoever of the Equipment. Lessee shall pay for gasoline, oil, storage, washing and polishing. Lessee shall pay for all costs and damages in excess of the above standards.

16. OCCURRENCE OF AN ACCIDENT. If an accident occurs involving the Equipment, written notice must be given to the Lessor within twenty-four (24) hours of the occurrence of the accident. The notice shall contain particulars of the time, place and circumstances of the accident, names and addresses of the operators of involved vehicles, the injured parties and the witnesses. Every demand, notice, summons or other process received by the Lessee or Lessee's servants or agents shall be forwarded immediately to the Lessor. The Lessee and Lessee's agents and servants also agree to fully cooperate with the Lessor and its insurers in the handling, defense and investigation of all claims and suits and in enforcing any claim, right of contribution, indemnification or subrogation by Lessor or its insurers against any person.

17. DRIVERS The Equipment leased hereunder shall be operated by safe, careful and licensed drivers over the age of twenty-one (2 1) years, said drivers being conclusively presumed to be the Lessee's agents or servants only, and not the agents or servants of Lessor, and Lessee shall require said drivers to operate the Equipment with reasonable care and diligence and to use every reasonable precaution to prevent any loss of or damage to property of third persons or injury to third persons.

18.       RISK OF LOSS. DAMAGE, AND THEFT.
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     (a) All risk of loss, damage, theft or destruction, partial or complete, to any Item of Equipment incurred or occasioned by any cause, circumstance, or event of whatever nature will be home by Lessee from and after delivery of each Item of Equipment to a carrier FOB point of origin. Lessee shall promptly notify Lessor of any theft of or loss or damage to the Equipment.

     (b) Neither total nor partial loss of use or possession of any Item of Equipment shall abate the Rent.

     (c) An Item of Equipment shall be deemed subjected to total loss (i) if it has disappeared regardless of the reason for disappearance or (ii) if it has sustained physical damage and the estimated cost of repair exceeds Seventy-Five Percent (75%) of the fair market value on the date of damage. Lessee's duty to pay Rent for any Item of Equipment subjected to total loss shall be discharged by paying to Lessor, on demand, the applicable stipulated loss value as set forth in the Schedule. The amount of applicable insurance proceeds, if any, actually received by Lessor shall be subtracted from the amount for which Lessee is liable under this Paragraph 18.

     (d) Lessee shall cause any Item of Equipment subjected to partial loss to be restored to original capability. Lessor shall, upon receiving satisfactory evidence of restoration, promptly pay to Lessee the proceeds of any insurance or compensation received by Lessor, by reason of such partial loss.

     (e) Lessor shall not be obligated to undertake the collection of any claim against any person for either total or partial loss of any Item of Equipment. After Lessee discharges its obligations to Lessor under either Paragraph 18(c) or 18(d) above, Lessee may, for Lessee's own account, proceed to recover from third parties and shall be entitled to retain any amount recovered. Lessor shall supply Lessee with any necessary assignment of claim.

 19.      INDEMNIFICATION.

     (a) Non-Tax Liability. Lessee assumes liability for, and in addition to all other Rent payable hereunder, hereby agrees to indemnify, protect, and hold harmless, Lessor and its successors and assigns and their respective agents, servants, employees, officers, directors, parents, subsidiaries and stockholders from and against any and all liabilities, obligations, losses, damages, injuries, claims, (including claims for negligence or comparative fault) demands, penalties, actions, costs and expenses, including reasonable attorney's fees, paralegal fees, court costs and related expenses of whatsoever kind and nature, arising out of (i) the manufacture, installation, use, condition
(including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal or return of any Item of Equipment, regardless of where, how, and by whom operated, or (ii) any failure on the part of Lessee to perform or comply with any covenant or condition of this Lease.

     (b) Direct Tax Costs. In addition to all other Rent payable hereunder, the Lessee agrees to indemnify, protect, and hold harmless Lessor, its agents, servants, employees, officers, successors, and assigns from and against any and all taxes, interest, license fees, assessments, and other governmental charges, fees, fines, or penalties of whatsoever kind or character and by whomsoever payable, which are levied, assessed, imposed, or incurred during the lease term,
(i) relating to each Item of Equipment, including any tax on the sale, ownership, use, leasing, shipment, transportation, delivery or operation thereof, (ii) on the exercise of any option, election, or performance of any obligation by the Lessee hereunder, (iii) of the kind generally referred to in items (i) and (ii) above which may remain unpaid as of the date of delivery of any Item of Equipment to the Lessee irrespective of when the same may have been levied, assessed, imposed, or incurred, and (iv) by reason of all gross receipts and like taxes on or measured by Rent payable hereunder levied by any state or local taxing authority having jurisdiction where any Item of Equipment is located. The Lessee agrees to comply with all state and local laws requiring the filing of ad valorem tax returns relating to each Item of Equipment. Any statements for such taxes received by the Lessor shall be promptly forwarded to the Lessee. This subparagraph shall not be deemed to obligate the Lessee to pay
(i) any taxes, fees, assessments, and charges which may have been included in the Lessor's cost of each Item of Equipment as set forth in Schedule(s) hereto, or (ii) any income or like taxes against the Lessor on or measured by the net income from the Rent payable hereunder. The Lessee shall not be obligated to pay any amount under this subparagraph so long as it shall, at its expense and in good faith and by appropriate proceedings, contest the validity or the amount thereof unless such contest would subject any Item of Equipment to forfeiture or sale. The Lessee agrees to indemnify the Lessor against any loss, claim, demand, and expense including reasonable attorneys' fees, paralegal fees, court costs and related expense resulting from such nonpayment or contest.

     (c) Indemnity Payment. The amount payable pursuant to subparagraphs 19(a) and 19(b) shall be payable upon demand of the Lessor accompanied by a statement describing in reasonable detail such loss, liability, injury, claim, expense, or tax and setting forth the computation of the amount so payable.

     (d)  Survival.   The   indemnities   and  assumptions  of  liabilities  and
obligations provided for in this Paragraph 19 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

20. LESSEE'S ASSIGNMENT. Without the prior written consent of the Lessor, Lessee shall not bail, sublease, hypothecate, transfer, or dispose of any Item of Equipment or any interest in this Lease nor impair the Lessor's title to the Equipment. Lessee shall not assign this Lease, nor shall this Lease or any rights under this Lease or in any Item of Equipment inure to the benefit of any trustee in bankruptcy, receiver creditor, or other successor of Lessee whether by operation of law or otherwise, without prior written consent of the Lessor.

21. LESSOR'S ASSIGNMENT. All rights of Lessor hereunder and in any Item of Equipment may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, without notice to Lessee. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by Lessor under the terms of this Lease unless such assignee expressly assumes such obligations. Lessor shall remain liable to Lessee to perform such duty, covenant, and condition unless such assignee expressly assumes such obligations at which time Lessee hereby releases Lessor from such obligations. Such assignee shall have rights, powers, and remedies given to Lessor by this Lease, and shall be named as lender loss payee or co-insured under all policies of insurance maintained pursuant to Paragraph 22 hereof. If Lessor assigns this Lease or the monies due or to become due hereunder or any other interest therein, Lessee agrees not to assert against Lessor's assignee any defense, set off, recoupment, claim, or counterclaim which Lessee may have against Lessor, whether arising under this Lease or any other transaction between Lessor and Lessee. Subject to Paragraph 20 hereof and this Paragraph 21, this Lease inures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors, and assigns of the parties hereto.

22. INSURANCE Lessee will, at its own expense, insure each Item of Equipment in compliance with the terms and conditions of this Paragraph 22. The proceeds of any insurance policy due by reason of theft or loss of or damage to any Item of Equipment shall be applied as provided in Paragraph 18 hereof. Lessee shall comply with the following conditions:

     (a) Lessee, prior to the inception of the Lease Term or any rental term, shall deliver to Lessor all required policies of insurance or, in the alternative, properly completed certificates of insurance;

     (b) Lessee shall cause each insurer to agree by endorsement on the policies or certificates of insurance or by an independent instrument furnished to Lessor that each such insurer will give at least thirty (30) days' written notice to Lessor before any such policy or policies of insurance will be altered or canceled for any reason, including, without limitation, failure of the Lessee to pay premiums;

     (c) All coverage required by the Schedule(s) must be in effect when Lessor takes delivery or causes delivery to be made FOB point of origin;

     (d) All insurance policies must indicate that the Lessor is an additional insured for all aspects of liability insurance coverage and is lender loss payee for all aspects of insurance coverage relating to the theft or loss of or damage to any Item of Equipment, and the proceeds of any public liability or property damage insurance shall be payable first to the extent of Lessor's liability; and

     (e) Lessee will furnish renewal policies or renewal certificates of insurance listing Lessor as an additional insured and/or lender loss payee, as required by this Lease, no later than thirty (30) days prior to the expiration of any insurance coverage required hereby.

23. ADDITIONAL DOCUMENTS. If Lessor shall so request, Lessee shall execute and deliver to Lessor such documents, including, without limitation, UCC financing and continuation statements, as Lessor shall deem necessary or desirable for purposes of continuing this Lease or recording or filing to protect the interest of Lessor in each Item of Equipment. Notwithstanding any contrary terms or provisions contained in this Lease, Lessee, for good and valuable consideration, hereby grants to Lessor a continuing first priority security interest in the Equipment, together with all proceeds, replacements and substitutions thereof, now owned or hereafter acquired. Lessee authorizes Lessor to execute, without the Lessee's signature, such financing statements and other instruments necessary or desirable by the Lessor, in the Lessor's discretion, to perfect any security interest hereby created and to provide such appropriate notice as the Lessor shall deem necessary or desirable to protect the interest of the Lessor in each Item of Equipment. The Lessee shall give prompt written notice to Lessor of each accident likely to result in material damages or claims for material damages against any of the Equipment or any such person or likely to result in a material adverse change to the financial or business condition of Lessee occurring in whole or in part (whenever asserted) during the respective rental term regarding any Item of Equipment, and on request Lessee shall furnish to Lessor information as to the time, place and nature thereof, the names and addresses of the parties involved, any persons injured, witnesses and owners of any property damaged, and such other information as may be known to it and promptly upon request Lessee shall furnish Lessor with copies of all material correspondence, papers, notices and documents whatsoever received by Lessee from third parties in connection therewith.

24. FURNISHING FINANCIAL INFORMATION. During the Lease Term, Lessee will furnish or cause to be furnished to Lessor the following:

          (a) within Fifteen (15) days after the end of each of the first three quarterly fiscal periods of each year, a balance statement of Lessee as of the close of such period, together with the related statements of consolidated income and changes in retained earnings for such period and for the portion of Lessee's fiscal year then ended (setting forth in each case in comparative form the figures for the corresponding portion of Lessee's previous fiscal year), all in reasonable detail prepared by independent certified public accountants of recognized standing selected by Lessee and satisfactory to Lessor;

          (b) within Forty-Five (45) days following the close of each fiscal year of Lessee, a balance sheet and statement of income, expenses and retained earnings, and a statement of changes in the financial position of Lessee, together with supporting schedules reflecting the financial condition of Lessee at the close of such year and the results of its operations during such year, all such statements which shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be prepared by independent certified public accountants of recognized standing selected by Lessee and satisfactory to Lessor.

          (c) within Forty-Five (45) days after the close of each of Lessee's fiscal years, a certificate of Lessee, signed by an authorized officer or representative of Lessee, to the effect that the signer has reviewed, or caused to be reviewed by persons under the supervision of such officer or representative, this Lease and such of the other Lease Documents as shall be necessary to make the determination required hereunder, and has made, or caused to be made under supervision of such person, a review of the transactions (including filings required under this Lease) and condition of Lessee during the preceding fiscal year, and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as at the date of such certificate, of any condition or event that constituted a Default or Event of Default or, if any such condition or event exists, specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto;

          (d)  within Fifteen (15) days after the end of each of the first three
               (3) quarterly fiscal periods of each year, a balance statement of Pyramid Coach, Inc. ("Pyramid") as of the close of such period, together with the related statements of consolidated income and changes in retained earnings and stockholder's equity for such period and for the portion of Pyramid's fiscal year then ended (setting forth in each case in comparative form the figures for the corresponding portion of Pyramid's previous fiscal year), all in reasonable detail and prepared by independent certified public accountants of recognized standing selected by Lessee and satisfactory to Lessor;

          (e) within Forty-Five (45) days following the close of each fiscal year of Pyramid, a balance sheet and statement of income, expenses and retained earnings, and a statement of changes in the financial position of Pyramid, together with supporting schedules reflecting the financial condition of Pyramid at the close of such year and the results of its operations during such year, all such statements which shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be prepared by independent certified public accountants of recognized standing selected by Pyramid and satisfactory to Lessor;

          (f) within Fifteen (15) days of filing, the federal income tax returns of Lessee, Pyramid and each of the individual guarantors of this Lease;

          (g) within Forty-Five (45) days after the end of the calendar year, a personal financial statement of each individual guarantor of this Lease (including only assets which are personally and not jointly owned by the respective guarantors).

          (h) promptly upon an officer of Lessee becoming aware of the existence thereof, a certificate of such officer stating that a Default or Event of Default has occurred and specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto; and

          (i) from time to time such other information as Lessor may reasonably request.

25. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. If Lessee fails to promptly perform any of its obligations under this Lease, Lessor may perform the same for the account of Lessee without waiving Lessee's failure as a default. All sums paid or expense or liability incurred by Lessor in such performance (including reasonable legal fees) together with interest thereon at the highest contract rate enforceable against Lessee, but never at a higher rate than twentyone percent (21%) per annum, shall be payable by the Lessee upon demand as additional Rent. In the event the Lessor elects to pay or perform any of the obligations of the Lessee, such payment or performance shall not constitute a waiver of the rights and remedies hereunder and shall not be construed in any way as limiting the Lessor's rights and remedies in any manner nor shall such action create any new obligations for the Lessor.

26.       VEHICLE DISPOSITION, PURCHASE OPTION.

         (a) Purchase Option If any Schedule has a purchase option price set forth therein with respect to the Items of Equipment listed on such Schedule, then at the expiration of the original Lease Term in such Schedule with respect to such Items of Equipment, if Lessee has paid in full all Rent owing under such Schedule, and be not then in Default under this Lease (including all obligations under any Schedule), Lessee shall have the option to purchase all, but not less than all, the Items of Equipment in the applicable Schedule upon giving written notice not less than Thirty (30) days prior to expiration of the original term thereof. The purchase price shall be as set forth in the applicable Schedule and shall be payable upon expiration of the original Lease Term. If any Schedule does not contain a purchase option price, then Lessee shall not have an option to purchase any Equipment on such Schedule.

Any purchase option price stated as "fair market value" ("FMV") for any Item of Equipment on a Schedule shall be determined on the basis of, and shall be equal in amount to, the value which would be obtained in an arm's length transaction between an informed and willing buyer-user (other than a Lessee currently in possession and a used Equipment dealer) and an informed and willing seller under no compulsion to sell and, in such determination, costs of removal of the Items of Equipment from their location of current use shall not be a deduction from such value. The purchase of the Equipment shall occur AS IS. WHERE IT, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, INCLUDING SPECIFICALLY, BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FORA PARTICULAR PURPOSE, except only that Lessor shall deliver title to the Equipment purchased free of any lien or encumbrance created by any act of the Lessor.

         (b) Failure to Exercise Option If Lessee elects not to purchase the Equipment, Lessee shall, unless otherwise directed by Lessor, sell the Equipment as agent for Lessor, in a commercially reasonable manner on or before the day following the last day of the Lease Term, and shall pay to Lessor, on the day of such sale, in immediately available funds, an amount equal to the proceeds from the sale of the Equipment, together with all sales and other taxes applicable to the transfer of the Equipment. Upon Lessee's payment to Lessor of such amount, Lessor shall transfer all of Lessor's interest in and to the Equipment to Lessee or to Lessee's purchaser as Lessee may direct, without any recourse to or warranty by Lessor.

         (c) Sale Proceeds If the sale proceeds received by Lessor pursuant to subparagraphs (a) or (b) of this Paragraph 26 with respect to the Equipment exceed the Estimated Fair Market Value of the Equipment (as defined in the Schedule), then as soon as Lessor receives such sale proceeds, Lessor will pay to Lessee, as an adjustment to the Rent an amount equal to such excess. Conversely, if such sale proceeds are less than the Estimated Fair Market Value (as defined in the Schedule) of the Equipment, then, simultaneously with the payment of such sale proceeds, Lessee shall pay Lessor, in immediately available funds, as an adjustment to the Rent, the difference between the sale proceeds and the Estimated Fair Market Value an amount equal to such shortfall.

         (d) Return of Equipment. If Lessee does not purchase and Lessor directs Lessee not to sell the Equipment, then upon the expiration or termination of the Lease Term, Lessee, at its expense, shall promptly return the Equipment to Lessor or its designee, and shall pay to Lessor, in immediately available funds, on or before the last day of the Lease Term, as a preliminary adjustment to the Rent, an amount equal to the Estimated Fair Market Value of the Equipment as set forth in the Schedule. As soon as practicable after receipt of the Equipment from Lessee, Lessor shall sell the Equipment and shall pay the sale proceeds (net of all taxes and all expenses of holding and preparing the Equipment for sale and selling the Equipment) to Lessee. The amount by which such net sale proceeds received from the sale of the Equipment is greater or less than the Estimated Fair Market Value of the Equipment as set forth in the Schedule shall be deemed a Ruther adjustment to the Rent.

         (e) Further Requirements. In the event Lessee is required to return the Equipment to Lessor pursuant to subparagraph (d) of this Paragraph 26, Lessee shall return each Item of Equipment, freight and insurance prepaid, to Lessor (or Lessor's nominee) at a location designated by Lessor. The Items of Equipment and all parts thereto shall be free and clear of all liens (other the Lessor liens), and shall be free of all residual materials, cleaned, painted, complete with no missing components or attachments, and fully operational and able to perform its required task effectively, without repair or overhaul, within the original tolerances and specifications set by the manufacturer. Any and all costs of dismantling, packing, and removal of the Equipment shall also be paid by Lessee. If any Item of Equipment is returned in a condition other than that stated, Lessee shall promptly advance payment for all necessary repairs. Lessee's obligations to pay for repairs shall be reduced by proceeds of insurance Lessor has received. If Lessee fails to return any Item of Equipment at the end of the Lease Term or any renewal thereof to the designated location, and does not exercise the renewal or purchase options provided for herein (if any), then this Lease, at Lessor's option, shall be deemed extended on a month-to-month basis with Rent payable on the first of each month at the rate applicable during the Lease Term or renewal term just ended.

27. EVENTS OF DEFAULT. Any of the following events or conditions shall constitute an Event of Default hereunder and entitle the Lessor, at its option, to avail itself of the remedies more fully set forth in Paragraph 28 hereof:

     (a) Non-payment by Lessee of any Rent or other amount provided for in this Lease within five (5) days of becoming due;

     (b) Failure of the Lessee to perform any of the non-monetary obligations, terms, or conditions of this Lease;

     (c) Death or judicial declaration of incompetency of Lessee or any guarantor of the Lease, if an individual, or death or judicial declaration of incompetency of an individual partner, if Lessee is a partnership or death or judicial declaration of incompetency of an individual member, if Lessee is a limited liability company;

     (d) The Lessee shall commence a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or the taking possession by any official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of its creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

     (e) An involuntary case or other proceeding should be commenced against Lessee seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days;

     (f) If final judgment for the payment of money in excess of Fifty Thousand and No/100 Dollars ($50,000.00) shall be rendered against the Lessee or, the institution of any attachment proceedings with respect to any significant portion of the Lessee's assets or property and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed;

     (g) The Lessee, or any guarantor of the Lease, or any affiliate of the Lessee, shall default in the payment of principal and/or interest when due (whether by acceleration or otherwise) of any obligation or indebtedness owed to Lessor, or to any subsidiary or affiliate of Lessor, which shall remain unpaid and unsatisfied following the conclusion of any applicable grace period in respect to such obligation or indebtedness;

     (h) The occurrence of any event  described in this Paragraph  27(c) through
(f) hereof with respect to any guarantor or any other party liable for payment or performance of this Lease;

     (i) Any certificate, statement, representation, warranty, or financial statement heretofore or hereafter furnished pursuant to or in connection with this Lease by or on behalf of Lessee or any guarantor or other party liable for payment or performance of this Lease is false in any material respect at the time as of which the facts therein set forth were stated or certified, or omits any substantial contingent or unliquidated liability or claim against Lessee or any such guarantor or other party, or, upon the date of execution of this document or any Schedule, there shall have been any materially adverse changes in any of the facts disclosed by any such certificate, statement, representation, or warranty, which shall not have been disclosed in writing to Lessor at or prior to the time of execution of this document or such Schedule;

     (j) The Lessee removes, sells, transfers, encumbers, parts with possession or sublets or attempts to do any of the foregoing with regard to the Equipment or any item thereof;

     (k) An event of default shall have occurred under any other lease agreement wherein Lessor or any affiliated entity is, at the time of such default the "lessor" and Lessee is the "lessee;"

     (l) The conveyance of assets of the Lessee other than in the ordinary course of business;

     (m) The conveyance or transfer or issuance of greater than Twenty-Five percent (25%) of the outstanding capital stock of the Lessee to any person, firm, or entity (if Lessee is a corporation); or the conveyance or transfer or issuance of greater than Twenty-Five percent (25%) of the outstanding units to any person, firm or entity, (if Lessee is a limited liability company), or the conveyance or transfer or issuance of greater than Twenty-Five percent (25%) of the outstanding interests to any person, firm or entity, (if Lessee is a partnership);

     (n) The dissolution or liquidation of the Lessee, if a corporation, or the occurrence of an event of dissociation if the Lessee is a limited liability company; or

     (o) If the Lessor deems itself insecure.

28. REMEDIES Upon the happening of any Event of Default hereunder, Lessor shall have the rights and duties provided by applicable law and by this Lease. Notwithstanding that this agreement is a lease and title to the Equipment is at all times in the Lessor, Lessor may nevertheless at its option choose those rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Indiana or any other jurisdiction in which enforcement of this Lease is sought. In addition, the rights of the Lessor shall be as set forth herein in this paragraph and Lessor at its option, may:

          (a) Upon Lessor's demand, the Equipment shall be promptly delivered to Lessor, at that place or those places designated by Lessor. If Lessee does not so deliver the Equipment, Lessee shall make the Equipment available for retaking and authorizes Lessor, its employees, and agents to enter the premises of the Lessee and any other premises (insofar as Lessee can permit) for the purpose of retaking. In the event of retaking, Lessee expressly waives all rights to possession and all claims for injuries suffered through or loss caused by breaking. Any repossession accomplished under this Paragraph 28(a) shall not release Lessee from liability for damages of Lessor sustained by reason of Lessee's default hereunder.

          (b) Lessor may revoke Lessee's privilege of paying Rent in installments causing acceleration of all remaining Rent through the Lease Term and, upon Lessor's demand, the Lessee shall promptly pay to the Lessor the portion of the Rent then remaining unpaid plus all other sums due and unpaid.

          (c) Lessor may sell or release the Equipment or any part thereof, at public auction or by private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee and, if notice thereof is required by law, any notice in writing of such sale or lease by Lessor to Lessee not less than ten (10) days prior to the date thereof shall constitute reasonable notice thereof to Lessee. All proceeds of the sale or releasing, or both, (less (i) all expenses incurred in retaking the Equipment, making necessary repairs to the Equipment and enforcing this Lease, (ii) all damages that Lessor shall have sustained by reason of Lessee's default, and
(iii) reasonable attorney's fees) credited against Lessee's liability hereunder as and when received by Lessor. Sums in excess of Lessee's liability shall belong to Lessor. The Lessee shall be liable for any deficiency.

The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of any future breach of the same or any other obligation. No remedy of Lessor hereunder shall be exclusive of any remedy herein provided or by law, but each shall be cumulative and in addition to every other remedy. The provisions of this Paragraph 28 shall not prejudice Lessor's right to recover or prove damages for unpaid Rent accrued prior to default, or bar an action for a deficiency as herein provided, and the bringing of an action with an entry of judgment against Lessee shall not bar the Lessor's right to repossess any or all Items of Equipment. Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided by law, and may be exercised concurrently or consecutively. LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE HEREBY WAIVES ANY RIGHT TO DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY THE LESSOR OR THE LESSEE IN CONNECTION WITH THIS LEASE.

29. PERSONAL PROPERTY TAXES. Lessor shall file all applicable state personal property tax returns relating to the Equipment and Lessee shall timely pay all of such property taxes and shall provide evidence of timely payment to Lessor. At the election of Lessor, Lessor may pay such personal property taxes and Lessee hereby agrees to promptly reimburse Lessor for all of such personal property taxes paid by Lessor within five (5) days of request. At the election of the Lessor, Lessee agrees to file any state property tax return that Lessor requests Lessee to file.

30. ADDITIONAL COVENANTS OF LESSEE. In addition to any and all other covenants contained in this Lease and any Schedules, the Lessee, during the Lease Term, agrees and covenants with Lessor as follows: Lessee shall maintain a (i) minimum debt to worth ratio of not less than 2.0 to 1.0 and (ii) current ratio of not less than 1.10 to 1.0, each measured based upon Lessee's quarterly financial statements to be delivered by Lessee to Lessor beginning with the quarterly period ending June 30, 2000. All computations made to determine compliance with the requirements contained in this Paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Lessee as being true and correct. For purposes of this Paragraph, the debt to worth ratio shall mean the ratio of Lessee's Total Liabilities to Tangible Net Worth and the current ratio shall mean the Lessee's current assets to current liabilities. Additionally, "Tangible Net Worth" means Lessee's total assets excluding all intangible assets (i.e., goodwill, trade marks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt; "Debt" means all of Lessee's liabilities excluding Subordinated Debt; "Subordinated Debt" means indebtedness and liabilities of Lessee which have been subordinated by written agreement to indebtedness owed by Lessee to Lessor in form and substance acceptable to Lessor. Any other financial or accounting terms used herein but not otherwise defined shall have the meanings ascribed to such terms under generally accepted accounting principles.

31. GOVERNING LAW AND JURSDICTION. This Lease shall be governed by the laws of the state of Indiana. The parties hereby stipulate that venue of any action brought in respect of the interpretation hereof of the rights of the parties hereunder, both during the Lease Term or subsequent to any termination hereof, shall be exclusively placed in the county and state set forth on page 1 of this Lease in the section labeled "Venue", or the United States District Court for the Southern District of Indiana, Evansville Division. Lessee hereby agrees to submit to personal jurisdiction in such County and State.

32. LEASE IRREVOCABILITY. This Lease is irrevocable for the full term hereof as set forth in each Schedule and for all Rent. Notwithstanding the foregoing, the Lessor shall have no duty to enter into any Schedule and Lessor may cancel any Schedule without liability if, in Lessor's sole discretion, an adverse change shall have occurred with respect to the business, financial condition or prospects of Lessee at any time prior to the commencement date specified in the respective Schedule.

33. CONFLICT OF PROVISIONS. In the event of any conflict of provisions between any Schedule and this document or between any Schedule and any other document the provisions of the Schedule shall control.

34. AMENDMENTS AND WAIVERS. This document, the Schedule(s) and any other attachments to the Lease executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. No term or provision of this Lease may be changed, waived, amended, or terminated except by a written agreement signed by both Lessor and Lessee, except that Lessor may insert on the appropriate Schedule the serial number of any Item of Equipment after delivery thereof. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be a waiver of any future or subsequent Event of Default whether similar in kind or otherwise. No waiver by any party of, or consent by such party to, a variation from, or breach of, or default under, any provision of this Lease, any Schedule or any attachment shall be effective unless made in a written instrument duly executed on behalf of such party by duly authorized officer or such individual (as the case may be), and any such waiver or consent shall be limited solely to those rights or conditions expressly so waived or consented to. No failure or delay on the part of any party in exercising any power, right or privilege, under this Lease, any Schedule or any attachment shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof, or the exercise of any other right or power under this Lease, any Schedule or any attachment. No other actions taken by any party, including, without limitation by, or on behalf of such party, and no failure to take action, shall be deemed to constitute a waiver or an extension to such party of compliance with any representation, warranty, condition, agreement or indemnification set forth in this Lease, any Schedule or any attachment.

35. NOTICES Except as otherwise specifically provided for herein, service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address set forth in the most recent Schedule relating hereto, or at such address as such party may otherwise provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed with first-class postage prepaid.

36. GENDER;NUMBER Whenever the context of this Lease requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural. Whenever the word Lessor is used herein, it shall include all assignees of Lessor. If there is more than one Lessee named in this Lease, the liability of each shall be joint and several.

37. TITLES The titles to the paragraphs of this Lease are solely for the convenience of the parties, shall not be deemed to constitute a part hereof, and are not an aid in the interpretation of the document.

38. TIME. Time is of the essence in the performance of this Lease and each and all of its provisions.

39. SEVERABILITY OF PROVISIONS If any provision of this Lease is held invalid or unenforceable, the remaining provisions will not be affected, and to this end the provisions of this Lease are declared severable.

40. JOINT AND SEVERAL LIABILITY. As used herein, the term "Lessee," if there is more than one, shall mean all Lessees, or each of them, and in such case they are jointly and severally bound.

41. LESSEE REPRESENTATION. Lessee hereby represents and warrants to the Lessor that on the date of the Lease and on the date of execution of each Schedule:

     (a) Lessee is duly  authorized  to and  qualified  to do business  wherever
necessary  to  carry  on  its  present   business  and   operations,   including
jurisdiction(s) where the Equipment is or is to be located.

     (b) The Lease, the Schedule(s) and any attachments constitute valid, legal and binding agreements enforceable with their terms, except as may be limited by applicable bankruptcy or insolvency laws.

     (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Lease, any Schedule or any attachment.

     (d) The entry into or performance by Lessee of the Lease, any Schedule or any attachment will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Articles of Organization or Operating Agreement; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Lease) to which Lessee is party.

     (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which shall have a material adverse effect on the ability of Lessee to fulfill its obligations under this Lease.

     (f) The articles of organization and operating agreement are in the form provided to Lessor and shall remain in the current form throughout the term of this Lease and extensions thereof.

     (g) The Equipment will at all times be used for commercial or business purposes.

     (h) The Equipment will at all times remain tangible personal property.

42. ACCURACY OF REPRESENTATIONS. None of the Lessee's representations or warranties set forth in this Lease or in any document furnished pursuant to this Lease or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make any statement of fact contained herein or therein, in light of the circumstances under which it was made, not misleading.

43. INTERPRETATION. The language in all parts of this Lease, any Schedule and any attachment shall, in all cases, be construed as a whole according to its fair meaning, strictly for nor against any party, and without implying a presumption that the terms hereof shall be more strictly construed against one party by reason of any rule of construction to the effect that a document is to be construed more strictly against the party who personally or through such party's agents, prepared the same, it being agreed that the representatives of both parties have participated in the preparation hereof.

44. AUTHORITY TO EXECUTE. The undersigned persons executing this Lease, for and on behalf of the entities (if applicable) that are parties hereto, hereby represent and certify that each such person occupies the position stated below with respect to such entity, and that this Lease has been signed by such person for and on behalf of such entity pursuant to proper authority confirmed by such entity, and that all necessary action for the execution and delivery and performance of this Lease and the Schedule has been taken and done.

45. EXECUTION BY FACSIMILE. The parties agree that this agreement maybe transmitted between them by facsimile machine. The parties intend that faxed signatures constitute original signatures and that a faxed agreement containing the signatures (original or faxed) of all the parties is binding on the parties.

46. BUSINESS LEASE ONLY. The Lessee represents that the Equipment is being leased for business purposes only and agrees that under no circumstances shall the equipment be used for any other purposes. Further, under no circumstances shall the Lease or any Schedule be construed as a consumer credit sale nor shall the Lessee take any action that may cause such a consumer credit sale transaction.

Lessee acknowledges that it has received a copy of this Lease, all Schedules and attachments thereto, as fully executed by the parties thereto. Lessee acknowledges that it (a) has READ THIS LEASE, THE SCHEDULES AND ATTACHMENTS THERETO OR HAS CAUSED SUCH DOCUMENTS TO BE EXAMINED BY LESSEE'S REPRESENTATIVES OR ADVISORS; (b) is thoroughly familiar with the transactions contemplated in this Lease, the Schedules and attachments thereto; and (c) together with Lessee's representatives or advisors, if any, has had the opportunity to ask such questions to representatives of Lessor, and receive answers thereto, concerning the terms and conditions of the transactions contemplated in this Lease, the Schedules and attachments thereto as Lessee deems necessary in connection with Lessee's decision to enter into this Lease, any Schedules and attachments.

WITNESS the due execution hereof with the intent to be legally bound.

                                DW LEASING COMPANY, LLC

                            By:
                               ------------------------------------------------

                            Printed:
                                -----------------------------------------------

                            Title:
                                 ---------------------------------------------

       Accepted at                          , Indiana:
                  --------------------------


                                   OLD NATIONAL BANK

                            By:
                               ------------------------------------------------

                            Printed:
                                  ---------------------------------------------

                            Title:
                                 ---------------------------------------------

OLD NATIONAL BANK
401 Washington Street
Covington, Indiana 47932

                                                 SCHEDULE

                                                                 Schedule No.  1
                                                                 -----------

This schedule is hereby made a part of the Master Lease Agreement (the "Lease") between the undersigned Lessor and the undersigned Lessee. All terms used herein which are defined in the Lease shall have the same meaning as in the Lease.

A:   EQUIPMENT: SEE ATTACHED SCHEDULE "A"

B: TERM: The term of this Lease for the items described in this Schedule shall be eighty-five (85) months.

C: RENT: As Rent for such Equipment, Lessee agrees to pay Lessor the sum of $5,799,657.28.Unless otherwise provided in the Lease or in this Schedule, Rent payments shall commence on June 17, 2000, and shall be payable in eighty-five (85) installments. No payments are to be paid in advance and the balance of the rentals, $5,799,657.28, are payable in successive monthly rental payments as follows:

                  Payments one through eighty-four @ $49,745.92
                  Payment eighty-five @ $1,621,000.00

     The first Rent payment is due on June 17, 2000, and the others on the seventeenth (17th) day of each month thereafter until fully paid.

D: LOCATION: When not in use, the Equipment shall be located at 1219 New Hope Road, Davidson County, Joelton, Tennessee. However, based upon the fact that the Equipment consists of rolling stock, the Equipment will be located from time to time at various locations within the Continental United
     States. All records and information regarding the Equipment shall be located at the address as set forth above.

E:   LESSEE'S PURCHASE OPTION:  Lessee may elect, by giving not less than thirty
     (30) days prior written notice to Lessor, to purchase at the end of the Lease Term, or any renewal or extension thereof, all but not less than all of the Equipment from Lessor by paying to Lessor on the last day of the Lease, or any renewal or extension thereof, an amount equal to One Dollar ($1.00). All obligations of Lessee under any provision of the Lease with respect to the return of the Equipment shall terminate upon its sale to Lessee pursuant to the foregoing provision. In the event Lessee fails to exercise its purchase option as set forth above, then upon the expiration of the Lease Term or any renewal thereof, Lessee shall return the Equipment to Lessor as provided in Paragraph 26 of the Lease.

Approved and agreed to this 17th day of May, 2000, as a Schedule to a Master Lease Agreement dated May 17th, 2000, by and between Lessor and Lessee.

LESSOR: OLD NATIONAL BANK              LESSEE:             DW LEASING COMPANY,
                                                                          LLC
By:                                             By:
    -----------------------------------            ----------------------------
Printed:                                        Printed:
         ------------------------------                 -----------------------
Title:                                          Title:
       --------------------------------               -------------------------

                                  SCHEDULE "A"


                                Collateral Description - including make, kind
                                of unit, model and serial numbers of
        Quantity                and any other pertinent information
-------------------------       ----------------------------------------------
-------------------------       ----------------------------------------------

           1 1999 Prevost LeMirage luxury coach including all new interior modifications, componentry and accouterments now owned and as currently configures or hereafter acquire or modified VIN: 2PCE33497X1026908

           4 1998 Prevost LeMirage luxury motor coaches including all interior modifications, componentry and accouterments now owned and as currently configured or hereafter acquired or modified VIN: 2PCE33497W1026308,
                         2PCE33491W1026501,          2PCE33490W1026554         &
                         2PCE3349XW1026495

           2 1997 Prevost LeMirage luxury motor coaches including all interior modifications, componentry and accouterments now owned and as currently configured or hereafter acquired or modified VIN: 2PCE3349XV1026026 & 2PCE3349XV1026091

           1 1994 Eagle model 15-45 luxury motor coach including all interior modifications, componentry and accouterments now owned and as currently configured or hereafter acquired or modified VIN: 1EUBM8A11RBOO4O49

           1 1995 Eagle model 15-45 luxury motor coach including all interior modifications, componentry and accouterments now owned and as currently configured or hereafter acquired or modified VIN: 1EUBM6A12SBOO4O68

OLD NATIONAL BANK
401 Washington Street
Covington, Indiana 47932

                          CROSS-COLLATERAL SECURITY AGREEEMENT

The undersigned debtor ("Debtor"), to secure the payment and performance of Debtor's obligations to Old National Bank ("Secured Party") under the agreements described in a Security Agreement attached hereto, as well as the payment and performance of all other indebtedness and obligations of Debtor to Secured Party of every kind or description and howsoever arising, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, obligations to the Secured Party under any guaranty or any indebtedness of Debtor to others which Secured Party has obtained or may in the future obtain by purchase, assignment or otherwise (all of which are collectively referred to herein as the "Obligations"), hereby grants to Secured Party a security interest in the property described in Schedule B attached hereto together with all present and future attachments and accessories to such property and replacements and proceeds thereof, including amounts payable under any insurance policy.

The security interest granted hereby is in consideration of Secured Party's entering into a Lease Agreement dated May 17, 2000, described in Schedule A and/or for other good and valuable consideration, the receipt of which is hereby acknowledged. The security interest granted hereby is a separate, independent security interest that is in addition to, and not in substitution of, any and all security interests heretofore or hereafter granted by Debtor to Secured Party, including, but not limited to, those granted by any agreements set forth in Schedule A hereof. This Security Agreement is not an amendment to or modification of, or a waiver or release by Secured Party of any term, provision or condition of any agreement or note described in Schedule A or any other agreement between Debtor and Secured Party.

Dated: May 17, 2000
                                                 Debtor:
Secured
Party: Old National Bank                     DW Leasing Company, LLC


By                  Title                      By                Title
  -------------------     -------------          -------------     -------------

                                  Schedule "B"

Attached to and a part of the Cross-Collateral Security Agreement of even date between the undersigned Secured Party and Debtor.

                                  Collateral Description - including make, kind
                                  of unit, model and serial numbers of
          Quantity                and any other pertinent information


------------------------------    ---------------------------------------------
------------------------------    ---------------------------------------------

                   2 2000 Prevost model XL2 luxury motor coaches including all interior modifications, componentry and accountrements now owned and as currently configured or hereafter acquired or modified VIN:
                                               2PCV33494V1037139 &
                                               2PLY33491T1027146














Dated: May 17, 2000
                                                       Debtor:
Secured
Party: Old National Bank                        DW Leasing Company, LLC


By                  Title                      By                Title
  -------------------     -------------          -------------     -------------

                               COMMERCIAL GUARANTY

Borrower:      DW Leasing Company, LLC          Lender: Old National Bank
               502 Crossover Road                       401 Washington Street
               Tupelo, Mississippi 38801                Covington, Indiana 47932

Guarantor:     Timothy S. Durham



-------------------------------------------------------------------------------

CONTINUING GUARANTY. For good and valuable consideration, TIMOTHY S. DURHAM ("Guarantor") absolutely and unconditionally guarantees and promises to pay to OLD NATIONAL BANK, a national banking association ("Lender") or its order, on demand, in legal tender of the United States of America, the indebtedness (as that term is defined below) of DW LEASING COMPANY, LLC ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. The obligations of Guarantor under this guaranty are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

          Borrower. The word "Borrower" means DW Leasing Company, LLC

          Guarantor. The word "Guarantor" means Timothy S. Durham.

          Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated May 17th 2000.

          Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, leases, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, including Master Lease dated May ___, 2000, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

          Lender. The word "Lender" means Old National Bank, a national banking association, its successors and assigns.

          Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, lease agreements and schedules and exhibits thereto, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreement and documents, whether now or hereafter existing, executed in connection with any of the Indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation of this Guaranty shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, undetermined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not. be considered to be new Indebtedness. If the Guarantor is an individual, this Guaranty shall bind the estate of the Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other Guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and until appropriate revocation of this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this guaranty or the Indebtedness and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral;
(d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other Guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender, shall be true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change shall have occurred in the financial condition of Guarantor since the date of the financial statements; and
(f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and hereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. In addition to the waivers set forth above, Guarantor expressly waives, to the extent permitted by Indiana law, all relief under any Indiana or other valuation and appraisement laws.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the monies, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in fall force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now/or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may now or hereafter have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender fall payment in legal tender of the Indebtedness. If Lender so requests any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

NO OBLIGATION TO LENDER. The Guarantor agrees that no security now or later held by the Lender for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the Guarantor under this Guaranty, and the Lender, in its sole discretion, without notice to the Guarantor under this Guaranty, and the Lender, in its sole discretion, without notice to the Guarantor, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the Guarantor under this Guaranty. The undersigned acknowledges and agrees that the Lender has no obligation to acquire or perfect any lien or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon any assets in which the Lender has or may have a lien or security interest for payment of the Indebtedness.

SPECIFIC WAIVER OF SUBROGATION. Until the Indebtedness is irrevocably paid in fall, the Guarantor waives any and all rights to be subrogated to the position of the Lender or to have the benefit of any lien, security interest or other guaranty now or later held by the Lender for the Indebtedness or to enforce any remedy which the Lender now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the Guarantor shall have no right or reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The Guarantor agrees to indemnify and hold harmless the Lender from and against any and all class actions, damages, costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the Lender in connection with the Guarantor's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Lender has no duty to enforce or protect any rights which the Guarantor may have against the Borrower or any other person and the undersigned assumes full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that the Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the Guarantor shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Lender to enter into certain written contracts with the Borrower included in the Indebtedness. The Guarantor warrant(s) and agree(s) that none of Lender's rights, remedies or interests shall be directly or indirectly impaired because of any of the Guarantor's status as an "insider" or "affiliate" of the Borrower, and the Guarantor shall take any action, and shall execute any document, which the Lender may request in order to effectuate this warranty to the Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Indiana. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Warren County, State of Indiana. This GUARANTY shall be governed by the and construed in accordance with the laws of the State of Indiana.

         Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees, paralegal fees and legal expenses whether or not there is a lawsuit, including attorneys' fees, paralegal fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

         Notices. Except for revocation notices by Guarantor, all notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY". For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. The Lender has no duty to give notice of revocation by any guarantor(s) to any remaining guarantors.

         Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provisions of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render the provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. The language in all parts of this Guaranty shall in all cases be construed as a whole according to its fair meaning, strictly neither for nor against either Lender or Guarantor and without implying a presumption that the terms hereof shall be more strictly construed against one party by reason of any rule of construction to the effect that a document is to be construed more strictly against the party who personally or through such party's agent, prepared the same, it being agreed that representatives of both the Lender and the Guarantor have participated in the preparation hereof

         Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of any of the provisions of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provisions of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. The Guarantor unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the Guarantor under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge, lease agreement and/or other document from the Guarantor now or later securing this Guaranty and/or the Indebtedness, and acknowledge that as of the date of this Guaranty no such defense or setoff exists. The Guarantor acknowledges that the effectiveness of this guaranty is subject to no conditions of any kind.

         AUTHORITY. The Guarantor person(s) executing and delivering this Guaranty represent and certify that such person(s) are duly authorized and fully empowered to execute and deliver this Guaranty on behalf of Guarantor and that all necessary action for the execution of this Guaranty has been taken and done and this Guaranty shall be fully binding on the Guarantor.

         THE GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH GUARANTOR AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS. EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF THE GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

         THIS GUARANTY IS DATED MAY 17th 2000.

GUARANTOR:



Timothy S. Durham

                                      COMMERCIAL GUARANTY

Borrower:    DW Leasing Company, LLC            Lender: Old National Bank
             502 Crossover Road                         401 Washington Street
             Tupelo, Mississippi 38801                  Covington, Indiana 47932

Guarantor:   Terry Whitesell



-------------------------------------------------------------------------------

CONTINUING GUARANTY. For good and valuable consideration, TERRY WHITESELL ("Guarantor") absolutely and unconditionally guarantees and promises to pay to OLD NATIONAL BANK, a national banking association ("Lender") or its order, on demand, in legal tender of the United States of America, the indebtedness (as that term is defined below) of DW LEASING COMPANY, LLC ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. The obligations of Guarantor under this guaranty are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

          Borrower. The word "Borrower" means DW Leasing Company, LLC

          Guarantor. The word "Guarantor" means Terry Whitesell.

          Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated May 17th 2000.

         Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, leases, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, including Master Lease dated May____, 2000, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any, of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

         Lender. The word "Lender" means Old National Bank, a national banking association, its successors and assigns. Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, lease agreements and schedules and exhibits thereto, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreement and documents, whether now or hereafter existing, executed in connection with any of the Indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation of this Guaranty shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. If the Guarantor is an individual, this Guaranty shall bind the estate of the Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other Guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and until appropriate revocation of this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this guaranty or the Indebtedness and exchange, enforce, waive, fail or decide not to perfect and release any such security, with or without the substitution of new collateral;
(d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other Guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trot as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender, shall be true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change shall have occurred in the financial condition of Guarantor since the date of the financial statements; and
(1) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition, Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and hereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. In addition to the waivers set forth above, Guarantor expressly waives, to the extent permitted by Indiana law, all relief under any Indiana or other valuation and appraisement laws.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVER Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER"S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the monies, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor's right title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now/or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may now or hereafter have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

NO OBLIGATION TO LENDER- The Guarantor agrees that no security now or later held by the Lender for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the Guarantor under this Guaranty, and the Lender, in its sole discretion, without notice to the Guarantor under this Guaranty, and the Lender, in its sole discretion, without notice to the Guarantor, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the Guarantor under this Guaranty. The undersigned acknowledges and agrees that the Lender has no obligation to acquire or perfect any lion or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon any assets in which the Lender has or may have a lien or security interest for payment of the Indebtedness.

SPECIFIC WAIVER OF SUBROGATION. Until the Indebtedness is irrevocably paid in full, the Guarantor waives any and all rights to be subrogated to the position of the Lender or to have the benefit of any lien, security interest or other guaranty now or later held by the Lender for the Indebtedness or to enforce any remedy which the Lender now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the Guarantor shall have no right or reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The Guarantor agrees to indemnify and hold harmless the Lender from and against any and all class actions, damages, costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the Lender in connection with the Guarantor's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Lender has no duty to enforce or protect any rights which the Guarantor may have against the Borrower or any other person and the undersigned assumes full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that the Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the Guarantor shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Lender to enter into certain written contracts with the Borrower included in the Indebtedness. The Guarantor warrant(s) and agree(s) that none of Lender's rights, remedies or interests shall be directly or indirectly impaired because of any of the Guarantor's status as an "insider" or "affiliate" of the Borrower, and the Guarantor shall take any action, and shall execute any document, which the Lender may request in order to effectuate this warranty to the Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Indiana. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Warren County, State of Indiana. This GUARANTY shall be governed by the and construed in accordance with the laws of the State of Indiana.

         Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees, paralegal fees and legal expenses whether or not there is a lawsuit, including attorneys' fees, paralegal fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

         Notices. Except for revocation notices by Guarantor, all notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY". For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. The Leader has no duty to give notice of revocation by any guarantor(s) to any remaining guarantors.

         Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provisions of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render the provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. The language in all parts of this Guaranty shall in all cases be construed as a whole according to its fair meaning, strictly neither for nor against either Lender or Guarantor and without implying a presumption that the terms hereof shall be more strictly construed against one party by reason of any rule of construction to the effect that a document is to be construed more strictly against the party who personally or through such party's agent, prepared the same, it being agreed that representatives of both the Lender and the Guarantor have participated in the preparation hereof

         Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of any of the provisions of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provisions of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. The Guarantor unconditionally and irrevocably waive(s) each and every defense and set off of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the Guarantor under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge, lease agreement and/or other document from the Guarantor now or later securing this Guaranty and/or the Indebtedness, and acknowledge that as of the date of this Guaranty no such defense or setoff exists. The Guarantor acknowledges that the effectiveness of this guaranty is subject to no conditions of any kind.

AUTHORITY. The Guarantor person(s) executing and delivering this Guaranty represent and certify that such person(s) are duly authorized and fully empowered to execute and deliver this Guaranty on behalf of Guarantor and that all necessary action for the execution of this Guaranty has been taken and done and this Guaranty shall be fully binding on the Guarantor. THE GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH GUARANTOR, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO THIS GUARANTY OR THE INDEBTEDNESS. EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF THE GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

          THIS GUARANTY IS DATED MAY 17, 2000.

GUARANTOR:



Terry Whitesell

                                       COMMERCIAL GUARANTY

Borrower:   DW Leasing Company, LLC             Lender: Old National Bank
            502 Crossover Road                          401 Washington Street
            Tupelo, Mississippi 38801                   Covington, Indiana 47932

Guarantor:  Pyramid Coach, Inc.
            1219 New Hope Road
            Joelton, Tennessee 37080


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CONTINUING GUARANTY. For good and valuable consideration, PYRAMID COACH, INC.
("Guarantor") absolutely and unconditionally guarantees and promises to pay to OLD NATIONAL BANK, a national banking association ("Lender") or its order, on demand, in legal tender of the United States of America, the indebtedness (as that term is defined below) of DW LEASING COMPANY, LLC ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. The obligations of Guarantor under this guaranty are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

         Borrower. The word "Borrower" means DW Leasing Company, LLC

         Guarantor. The word "Guarantor" means Pyramid Coach, Inc.

         Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated May 17, 2000.

         Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, leases, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, including Master Lease dated May____, 2000, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

         Lender. The word "Lender" means Old National Bank, a national banking association, its successors and assigns, Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, lease agreements and schedules and exhibits thereto, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreement and documents, whether now or hereafter existing, executed in connection with any of the Indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation of this Guaranty shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. If the Guarantor is an individual, this Guaranty shall bind the estate of the Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other Guarantor or termination of any other guaranty of die Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and until appropriate revocation of this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment of this guaranty or the Indebtedness and exchange, enforce, waive, fail, or decide not to perfect, and release any such security, with or without the substitution of new collateral;
(d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other Guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest herein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender, shall be true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change shall have occurred in the financial condition of Guarantor since the date of the financial statements; and
(f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (1) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and hereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty. In addition to the waivers set forth above, Guarantor expressly waives, to the extent permitted by Indiana law, all relief under any Indiana or other valuation and appraisement laws.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF In addition to all liens upon and rights of setoff against the monies, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or. special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTQR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now/or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may now or hereafter have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

NO OBLIGATION TO LENDER. The Guarantor agrees that no security now or later held by the Lender for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the Guarantor under this Guaranty, and the Lender, in its sole discretion, without notice to the Guarantor under this Guaranty, and the Lender, in its sole discretion, without notice to the Guarantor, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the Guarantor under this Guaranty. The undersigned acknowledges and agrees that the Lender has no obligation to acquire or perfect any lien or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is not relying upon any assets in which the Lender has or may have a lien or security interest for payment of the Indebtedness.

SPECIFIC WAIVER OF SUBROGATION. Until the Indebtedness is irrevocably paid in full, the Guarantor waives any and all rights to be subrogated to the position of the Lender or to have the benefit of any lien, security interest or other guaranty now or later held by the Lender for the Indebtedness or to enforce any remedy which the Lender now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the Guarantor shall have no right or reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The Guarantor agrees to indemnify and hold harmless the Lender from and against any and all class actions, damages, costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the Lender in connection with the Guarantor's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Lender has no duty to enforce or protect any rights which the Guarantor may have against the Borrower or any other person and the undersigned assumes full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 1011 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that the Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the Guarantor shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Lender to enter into certain written contracts with the Borrower included in the Indebtedness. The Guarantor warrant(s) and agree(s) that none of Lender's rights, remedies or interests shall be directly or indirectly impaired because of any of the Guarantor's status as an "insider" or "affiliate" of the Borrower, and the Guarantor shall take any action, and shall execute any document, which the Lender may request in order to effectuate this warranty to the Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Indiana. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Warren County, State of Indiana. This GUARANTY shall be governed by the and construed in accordance with the laws of the State of Indiana.

         Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees, paralegal fees and legal expenses whether or not there is a lawsuit, including attorneys' fees, paralegal fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs ifa suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative probate proceeding or otherwise.

         Notices. Except for revocation notices by Guarantor, all notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY". For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. The Lender has no duty to give notice of revocation by any guarantor(s) to any remaining guarantors.

         Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provisions of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render the provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. The language in all parts of this Guaranty shall in all cases be construed as a whole according to its fair meaning, strictly neither for nor against either Lender or Guarantor and without implying a presumption that the terms hereof shall be more strictly construed against one party by reason of any rule of construction to the effect that a document is to be construed more strictly against the party who personally or through such party's agent, prepared the same, it being agreed that representatives of both the Lender and the Guarantor have participated in the preparation hereof.

         Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of any of the provisions of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provisions of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. The Guarantor unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the Guarantor under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge, lease agreement and/or other document from the Guarantor now or later securing this Guaranty and/or the Indebtedness, and acknowledge that as of the date of this Guaranty no such defense or setoff exists. The Guarantor acknowledges that the effectiveness of this guaranty is subject to no conditions of any kind.

AUTHORITY. The Guarantor person(s) executing and delivering this Guaranty represent and certify that such person(s) are duly authorized and fully empowered to execute and deliver this Guaranty on behalf of Guarantor and that all necessary action for the execution of this Guaranty has been taken and done and this Guaranty shall be fully binding on the Guarantor. THE GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH GUARANTOR, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO THIS GUARANTY OR THE INDEBTEDNESS. EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF THE GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.

           THIS GUARANTY IS DATED MAY 17, 2000.

GUARANTOR:

Pyramid Coach, Inc.

By:
   -----------------------------------------
      (signature)


      (printed name)


      (Title)

                              COLLATERAL ASSIGNMENT

     THIS COLLATERAL ASSIGNMENT, made this 17th day of May, 2000, by DW LEASING COMIPANY, LLC, a Mississippi limited liability company (hereinafter referred to as the "Borrower"), in favor of OLD NATIONAL BANK, a national banking association ("Bank").

     WITNESSETH THAT:

     IN CONSIDERATION of certain financial accommodations (the "Leases") from Bank to Borrower pursuant to the Master Lease Agreement by and between Bank and Borrower ("Lease Agreement") of even date herewith and other documents executed of even date herewith to secure said Loans (said Lease Agreement and all other documents being hereinafter collectively referred to as the "Security Documents"), each of which Security Documents is hereby incorporated herein, Borrower hereby assigns, conveys and transfers unto Bank, its successors and assigns, all of Borrower's right, title, and interest in, to, and under those certain contracts, agreements and documents regarding the provision of transportation services to third parties utilizing luxury motorcoaches Borrower leases or owns from time to time, as more particularly described on Exhibit A attached hereto and as such Exhibit A may be supplemented or amended from time to time, and as disclosed from time to time to the Bank (collectively, the "Agreements"). In furtherance of the foregoing, Borrower hereby agrees that this Assignment is made upon the following terms, provisions, covenants, and conditions:

     1. Borrower represents and warrants that it has taken all necessary action on its part to lawfully enter into the Agreements and to the best of its knowledge, the Seller has no claim or other defense to the enforcement of the Agreements. Borrower further represents and warrants that it is not aware of any modifications of the Agreements or defaults either by the Borrower or the Seller under the Agreements, and that no incident has occurred which with the giving of notice or passage of time, or both, would constitute a default thereunder.

     2. Borrower may continue to receive all of the benefits and exercise all of the rights and privileges under the Agreements for so long as there shall not be a continuing Event of Default under the Security Documents.

     3. Neither this Assignment nor any action or actions on the part of Bank shall constitute an assumption by Bank of any of the obligations of Borrower under the Agreements and Borrower shall continue to be liable for all obligations thereunder. Borrower does hereby. agree to protect, defend, indemnify, and hold Bank harmless from and against any and all loss, costs, liability, or expense (including, but not limited to, reasonable attorneys' fees and expenses) which may result from any failure of Borrower to perform and observe, at the time and in the manner therein provided, each of the covenants, agreement and obligations of Borrower contained in the Agreements. Notwithstanding anything to the contrary contained herein, this provision shall survive termination of this Assignment.

     4. Bank shall have the right at any time following the occurrence and continuation past all applicable cure periods of an event of default under the Agreements or the Lease Agreement to take in its name, or in the name of Borrower or otherwise, such action as Bank may at any time and from time to time reasonably determine to be necessary to cure any such event of default of Borrower and to protect the rights of Bank as the assignee of the Agreements. Bank shall incur no liability to Borrower on account of any commercially reasonable action which may be taken by it or on its behalf in good faith pursuant to the foregoing or otherwise hereunder, whether or not the same shall prove to be improper, inadequate, or invalid, in whole or in part, and Borrower agrees to protect, defend, indemnify, and hold Bank harmless from and against any and all loss, cost, liability, or expense (including, but not limited to, reasonable attorneys' fees and expenses) in connection with any such action or actions, for so long as such action or actions shall not constitute gross negligence or wanton or willful misconduct on the part of Bank.

     5. Upon the occurrence and continuation of an Event of Default, as defined in the Security Documents, Borrower hereby constitutes and appoints Bank as its true and lawful attorney-in-fact in Borrower's name or in Bank's name, or otherwise, to enforce all rights of Borrower under the Agreements and such power of attorney shall be deemed to be coupled with an interest and irrevocable.

     6. Borrower hereby covenants and agrees:

          (a) To faithfully abide by, perform, and discharge each and every obligation, covenant, and agreement of it contained in the Agreements, unless the prior written consent of Bank shall first have been obtained; to give prompt notice to Bank of any notice of default with respect to the obligations, covenants, or agreements of Borrower or Seller contained in the Agreements together with an accurate and complete copy of such notice; and at the sole cost and expense of Borrower, to enforce and secure the performance of each and every obligation, covenant, condition, and agreement on the part of any third party to be kept or performed under the Agreements.

          (b) Without the prior written consent of Bank, Borrower shall not (i) modify, amend, or in any way change the obligations of Borrower or any third party under the Agreements or (ii) further assign or create any further encumbrance or hypothecation of Borrower's interest under any of the Agreements.

     7. If at any time Borrower shall be in default in the due, prompt, or complete observance or performance of any of the covenants, agreements or obligations of Borrower contained in this Assignment and the Lease Agreement and shall continue to be in default for Thirty (30) days after notice thereof from Bank, the same shall, at the option of Bank, constitute an Event of Default under the Security Documents and Bank shall have the right, at its option, to declare all sums and obligations secured thereby to be immediately due and payable. Upon the occurrence of an Event of Default under any of the Security Documents, in addition to any other rights, powers, or remedies available to Bank under the Security Documents or as provided or permitted by law, Bank may exercise any and all of the rights, powers, and remedies under this Collateral Assignment with respect to the Agreements or any part thereof to the fullest extent permitted by law.

     8. This Assignment and the agreements and undertakings of Borrower shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Bank and its successors and assigns.

     9. The assignment and appointment of Bank as Borrower's attorney-in-fact contained herein shall be terminated and of no force or effect upon payment in full to Bank of all amounts due under the Agreement and Security Documents.

     IN WITNESS WHEREOF, DW LEASING COMPANY, LLC, by its duly authorized officers or managers, has caused this Collateral Assignment to be executed as of the date and year first written above.

                             DW LEASING COMPANY, LLC


                             By:  _____________________________

                             Printed: Timothy S. Durham

                             Title: Managing Member

                             Accepted at Indianapolis, Indiana:

                             OLD NATIONAL BANK

                             By: ________________________________

                             Printed: _____________________________

                             Title: ______________________________

STATE OF INDIANA                     )
                                     ) SS:
COUNTY OF MARION                     )

     Before me the undersigned, a Notary Public for Marion County, State of Indiana, personally appeared Timothy S. Durham, the Managing Member, of DW Leasing Company, LLC, a Mississippi limited liability company, who acknowledged the execution of the foregoing instrument on behalf of said entity.

          Signed and seated this 17th day of May, 2000.


                                     ------------------------------------
                                     Signature

                                     Brian A. Paras
                                     Printed


My Commission Expires:               My County of Residence is:
August 17, 2006                      Marion

This Instrument Prepared By:         Bradley S. Fuson, Attorney At Law
                                     Krieg DeVault Alexander & Capehart, LLP
                                     One Indiana Square, Suite 2800
                                     Indianapolis, Indiana 46204-2017
                                     (317) 636-4341.

                      CONSENT AND CONFIRMATION OF GUARANTY

     This Consent and Confirmation of Guaranty, effective as of the 6th day of June, 2000 by Pyramid Coach, Inc., Terry Whitesell and Timothy S. Durham (collectively referred to as "Guarantor"), the guarantors, jointly and severally, of the indebtedness and obligations of DW Leasing Company, LLC ("Borrower").

                              W I T N E S S E T H:

     WHEREAS, each Guarantor executed as of the 17th day of May, 2000, a Commercial Guaranty ("Guaranty Agreement") to Old National Bank ("Bank") guarantying the liabilities and obligations of the Borrower; and

     WHEREAS, the Borrower seeks additional credit facilities from the Bank, as contemplated by that certain Schedule 2 to the Master Lease Agreement of even date herewith ("Amendment") between the Borrower and the Bank; and

     WHEREAS, the term of the original Guaranty Agreement executed by the Guarantor provides that the guaranty of the indebtedness and obligations of the Borrower by the Guarantor shall be unconditional, unlimited and continuing in nature.

     NOW, THEREFORE, in consideration of the premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Consent and Acknowledgement. Guarantor consents to the execution, delivery and performance by the Borrower of the Amendment and to the extension by the Bank of additional credit facilities to the Borrower. Guarantor hereby acknowledges that the Guaranty Agreement executed to guaranty the repayment of the indebtedness incurred by the Borrower is of a continuing, unlimited and unconditional nature; and, accordingly, will not be affected nor limited by the additional incurrence of obligations by the Borrower contemplated by the Amendment.

2. Confirmation. Guarantor hereby confirms that the Guaranty Agreement to which it is a party remains a legal, valid and binding obligation upon it and is enforceable in accordance with its terms. Guarantor has given no notice to the Bank of its intention to discontinue the unconditional and unlimited guaranty of the indebtedness and obligations of the Borrower to the Bank pursuant to the terms of the Guaranty Agreement.

3. No Course of Dealing. The request for and the grant of the confirmations, consents and waivers given herein shall not establish a course of conduct or dealing between the Bank and the Guarantor and shall not impose any obligation on the Bank to consult with, notify or obtain the consent of the Guarantor in the future if the financial accommodations provided by the Bank to the Borrower should be revised, amended or increased.

4. Wavier of Defenses and Claims. In consideration of the financial accommodations provided to the Borrower by the Bank as contemplated by the Amendment, Guarantor hereby waives, releases and forever discharges the Bank from and against any and all rights, claims or causes of action against the Bank arising out of the Bank's actions or inactions with respect to the Master Lease Agreement, the Guaranty Agreement, or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Master Lease Agreement and the Guaranty Agreement which exist as of the date hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Consent and Confirmation of Guaranty as of the date and year first written above.

                            PYRAMID COACH, INC.



                            By: /s/ Timothy S. Durham
                            Its:  President

                            /s/ Terry Whitesell
                            Terry Whitesell

                            /s/ Timothy S. Durham
                            Timothy S. Durham

STATE OF INDIANA  )
                  )
COUNTY OF MARION  )

     Before me, the undersigned Notary Public in and for said County and State, personally appeared Timothy S. Durham, the President of Pyramid Coach, Inc., who acknowledged the execution of the above and foregoing Consent and Confirmation of Guaranty on behalf of said corporation and who, having been first duly sworn by me upon his oath, stated that all of the representations contained therein are true to the best of his belief and knowledge.

     Witness my hand and Notarial Seal this 6th date of June, 2000.


My County of Residence:                     /s/ Brian A. Paras
Marion                                      Notary Public

My Commission Expires:                      Brian A. Paras
August 17, 2006                             Printed